Gold Bank Funds

                Gold Bank Equity Fund
             Gold Bank Money Market Fund

  Supplement dated February 7, 2006 to the Prospectus
     and Statement of Additional Information dated
   April 30, 2005 for the Gold Bank Equity Fund and
         Gold Bank Money Market Fund series of
                    Gold Bank Funds

Gold Banc Corporation, Inc., the ultimate parent company of the Gold Bank Funds' investment adviser, Gold Capital
Management, Inc. ("Gold Capital"), has announced plans to merge with and into Marshall & Ilsley Corporation ("M&I").
In view of the relatively small size of the Gold Bank Funds and the anticipated costs of either operating the Funds or consolidating the Funds into M&I's own mutual fund family after the merger, M&I informed Gold Capital and the Gold
Bank Funds Board that it does not intend to continue operating the Funds after the merger. As a result, the Board of Trustees of the Gold Bank Funds has determined that it would be in the best interests of Fund shareholders to liquidate the Funds in connection with the merger. The liquidations will take place as soon as practicable.

This supplement notifies shareholders, potential investors and other interested parties of the liquidation of the Funds. In addition, the Board has determined that it would be in the best interests of shareholders of the Gold
Bank Equity Fund to close the Equity Fund to new investors effective as of the date of this supplement. If you are an existing investor in the Fund, you can continue to invest through exchanges between the Funds and additional purchases, including purchases made through reinvestment of dividends or capital gains distributions. The Fund reserves the right to modify this policy at any time.

Please keep this supplement for future reference.